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                                    BY-LAWS
                                    -------
                                       of
                                       --
                                 BENTHOS, INC.
                                 -------------


                                   ARTICLE I
                                   ---------
                            Articles of Organization
                            ------------------------

The name and purposes of the Corporation shall be as set forth in the Articles of Organization. These By-Laws, the powers of the Corporation and its Directors and stockholders, and all matters concerning the conduct and regulation of the business of the Corporation, shall be subject to such provisions in regard thereto, if any, as are set forth in the articles of Organization. All references in these By-Laws to the Articles of Organization shall be construed to mean the Articles of Organization of the Corporation as from time to time amended or restated.



                                   ARTICLE 2
                                   ---------
                                  Fiscal Year
                                  -----------

Except as from time to time otherwise determined by the Directors, the fiscal year of the Corporation shall be the twelve months ending on September 30.



                                   ARTICLE 3
                                   ---------
                            Meetings of Stockholders
                            ------------------------

Section 3.1 Annual Meeting
--------------------------

The Annual Meeting of the Stockholders shall be held at 10 o'clock A.M. on the First Friday in March in each year, if not a legal holiday, and, if a legal holiday, then on the next secular day following, or at such other date and time within six months after the end of the Corporation's fiscal year as shall be designated from time to time by the Board of Directors, the Chairman of the Board or the President and stated in the notice of the meeting. Purposes for which an Annual Viceting is to be held. additional to those prescribed by law and these By-Laws, may be specified by the President or by the Directors.

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If such Annual Meeting as not been held as herein provided, a special Meeting of the Stockholders in Lieu of the annual Meeting may be held, and any business transacted or elections held at such Special Meeting shall have the same effect as if transacted or held 'at the Annual Meeting, and in such case all references to these By-Laws, except in this Section 3.1, to the Annual Meeting of the Stockholders shall be deemed to refer to such Special Meeting. Any such Special Meeting shall be called, and the purposes thereof shall be specified in the Call, as provided in Section 3.2 of this Article 3.


Section 3.2 Special Meetings
----------------------------

A Special Meeting of the Stockholders may be called at any time by the President, or by a majority of the Directors acting by vote or by written instrument or instruments signed by them. A Special Meeting of Stockholders shall be called by the Clerk, or in the case of the death, absence, incapacity or refusal of the Clerk, by any other officer, upon written application of one or more stockholders who hold at least one-tenth part in interest of the stock entitled to vote at the meeting. Such Call shall state the time, place, and purposes of the meeting.


Section 3.3 Place of Meetings
-----------------------------

All meetings of the stockholders shall be held at the principal office of the Corporation in Massachusetts, unless a different place within Massachusetts or, if permitted by the Articles of Organization, elsewhere within the United States is designated by the Chairman of the Board of Directors, the President, or by a majority of the Directors acting by vote or by written instrument or instruments signed by them. Any adjourned session of any meeting of the stockholders shall be held at such place within Massachusetts or, if permitted by the Articles of Organization, elsewhere within the United States as is designated in the vote of adjournment.


Section 3.4 Notice of Meetings
------------------------------

A written Notice of the place, date and hour of all meetings of stockholders stating the purposes of the meeting shall be given at least seven (7) days before the meeting to each stockholder entitled to vote thereat, by leaving such Notice with him or at his residence or usual place of business. or by mailing, postage prepaid, and addressed to such stockholder at his address as it appears in the records of the Corporation. Such Notice shall be given by the Clerk, or in the

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case of the death, absence, incapacity or refusal of the Clerk, by any other officer or by a person designated either by the Clerk, by the person or persons calling the meeting or by the Board of Directors. Whenever Notice of a meeting is required to be given a stockholder under any provision of law, of the Articles of Organization, or of these By-Laws, a written Waiver thereof, executed before or after the meeting by such stockholder or his attorney thereunto authorized, and filed with the records of the meeting, shall be deemed equivalent to such Notice.


Section 3.5 Quorum
------------------

At any meeting of the stockholders, a quorum for the election of any Director or for the consideration of any question shall consist of a majority in interest of all stock issued, outstanding and entitled to vote at such election or upon such question, respectively, except that if two or more classes of stock are entitled to vote as separate classes for the election of any Director or upon any question, then in the case of each such class a quorum for the election of any Director or for the consideration of such question shall consist of a majority in interest of all stock of that class issued, outstanding and entitled to vote thereon. Stock owned by the Corporation, if any, except stock held directly or indirectly by it in a fiduciary capacity, shall be disregarded in determining any quorum. Whether or not a quorum is present, any meeting may be adjourned from time to time by a majority of the votes properly cast upon the question, and the meeting may be held as adjourned without further notice.


When a quorum for an election is present at any meeting, a plurality of the votes properly cast for any office shall elect such office. When a quorum for the consideration of a question is present at any meeting, a majority of the votes properly cast upon the question shall decide the question; except that if two or more classes of stock are entitled to vote as separate classes upon such question, then in the case of each such class a majority of the votes of such class properly cast upon the question shall decide the vote of that class upon the question; and except in any case where a larger vote is required by law or by the Articles of Organization.


Section 3.6 Action without Meeting
----------------------------------

Any action required or permitted to be taken at any meeting of the stockholders may be taken without a meeting if all stockholders entitled to vote on the matter consent to the action in writing and the written Consents are filed with the records of the meetings of stockholders. Such Consents shall be treated for all purposes as a vote at a meeting.

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Section 3.7 Proxies and Voting
------------------------------

Except as may otherwise be provided in the Articles of Organization, stockholders entitled to vote shall have one vote for each share of stock entitled to vote owned by them. Stockholders entitled to vote may vote in person or by proxy. Except as otherwise provided by law, no proxy dated more than six
(6) months before the meeting named therein shall be valid and no proxy shall be valid after the final adjournment of such meeting. A proxy with respect to stock held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to the exercise of the proxy the Corporation receives specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a stockholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger. Proxies shall be filed with the Clerk, or person performing the duties of clerk, at the meeting, or any adjournment thereof, before being voted.


The Corporation shall not, directly or indirectly, vote upon any share of its own stock; but nothing herein shall be construed as limiting the right of the Corporation to vote shares of stock held directly or indirectly by it in a fiduciary capacity.


Section 3.8 Stockholder Proposals
---------------------------------

In addition to any other applicable requirements, written notice to the Clerk stating the business to be brought by stockholders before an Annual Meeting of the stockholders or a Special Meeting in lieu of the Annual Meeting shall be given sixty days prior to the anniversary date of the immediately preceding Annual Meeting and within ten days of the written notice of any Special Meeting of the stockholders not in lieu of an Annual Meeting.


Section 3.9 Stockholder Nominations
-----------------------------------

Written notice to the clerk stating stockholder nominations for the election of directors, other than those recommended by the Board of Directors, shall be given sixty days prior to the anniversary date of the immediately preceding Annual Meeting of the stockholders and within ten days of the written notice of any Special Meeting of the stockholders to elect Directors.

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                                   ARTICLE 4
                                   ---------
                                   Directors
                                   ---------

Section 4.1 Enumeration, Election and Term of Office
----------------------------------------------------

There shall be a Board of Directors of the Corporation, the number to be determined by the stockholders. The Board of Directors shall consist of not less than three (3) Directors, except that whenever there shall be only two (2) stockholders the number of Directors shall be not less than two (2), and whenever there shall be only one (1) stockholder the number of Directors shall be not less than one (1). The Board of Directors may he enlarged by the stockholders at any meeting or by vote of a majority of the Directors then in office. The Directors shall be chosen at the Annual Meeting of the Stockholders by such stockholders as have the right to vote thereon, and each shall hold office until the next annual election of Directors and until his successor is chosen and qualified or until he sooner dies, resigns, is removed or becomes disqualified. Any election of Directors by stockholders shall be by ballot if so requested by any stockholder entitled to vote thereon. No Director need be a stockholder.


Section 4.2 Powers
------------------

The business of the Corporation shall be managed by the Board of Directors, which shall exercise all the powers of the Corporation except as otherwise required by law, by the Articles of Organization or by these By-Laws. In the event of one or more vacancies in the Board of Directors, the remaining Directors, if at least two (2) Directors still remain in office, may exercise the powers of the full Board until such vacancy or vacancies are filled.


Section 4.3 Meetings of Directors
---------------------------------

Regular meetings of the Directors may be held without notice at such places and at such times as may be fixed from time to time by the Directors. A regular meeting of the Directors may be held without notice immediately following the Annual Meeting of Stockholders or any Special Meeting held in lieu thereof.


Special Meetings of Directors may be called by the Chairman of the Board, the President, the Treasurer or any two (2) or more Directors. or if there shall be less than three (3) Directors by

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any one (1) Director, and shall be held at such time and place as specified in the Call. Reasonable notice of each special meeting of the Directors shall be given to each Director. Such notice may be given by the Secretary or assistant Secretary of the Board, the clerk or any Assistant Clerk or by the officer or one of the Directors calling the meeting. Notice to a Director shall in any case be sufficient if set by telegram at least forty-eight (48) hours or by mail at least ninety-six (96) hours before the meeting addressed to him at his usual or last known business or residence address, or if given to him at least forty-eight (48) hours before the meeting in person or by telephone or by facsimile machine or by handing him a written Notice. Notice of a meeting need not be given to any Director if a written waiver of Notice, executed by him before or after the meeting, is filed with the records of the meeting, or to any Director who attends the meeting without protesting prior thereto or at its commencement the lack of notice to him. A Notice or Waiver of Notice need not specify the purposes of the meeting.


Section 4.4 Quorum of Directors
-------------------------------

At any meeting of the Directors, a quorum for any election or for the consideration of any question shall consist of a majority of the Directors then in office. Whether or not a quorum is present any meeting may be adjourned from time to time by a majority of the votes properly cast upon the question, and the meeting may be held as adjourned without further Notice. When a quorum is present at any meeting, the votes of a majority of the Directors present shall be requisite and sufficient for election to any office and shall decide any question brought before such meeting, except in any case where a larger vote is required by law, by the Articles of Organization or by these By-Laws.


Section 4.5 Consent in Lieu of Meeting and Participation in Meetings by
-----------------------------------------------------------------------
Communications Equipment
------------------------

Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if all the Directors consent to the action in writing and the written Consents are filed with the records of the meetings of the Directors. Such consents shall be treated for all purposes as a vote of the Directors at a meeting,


Members of the Board of Directors or any Committee designated thereby may participate in a meeting of such Board or Committee by means of a conference telephone or similar

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communications equipment by means of which all persons participating in the meeting can hear each other at the same time and participation by such means shall constitute presence in person at a meeting.


Section 4.6 Committees
----------------------

By vote of a majority of the Directors then in office, the Directors may elect from their own number an Executive Committee or other Committees and may by like vote delegate to any such Committee some or all of their powers except those which by law may not be delegated.



                                   ARTICLE 5
                                   ---------
                                   Officers
                                   --------

Section 5.1 Enumeration, Election and Term of Office
----------------------------------------------------

The officers of the Corporation shall include a President, a Treasurer and a Clerk, who shall be chosen by the Directors at their first meeting following the Annual Meeting of the Stockholders. Each of them shall hold his office until the next annual election to the office which he holds and until his successor is chosen and qualified or until he sooner dies, resigns, is removed or becomes disqualified.


The Directors may choose one of their number to be Chairman of the Board and determine his powers, duties and term of office. The Directors may at any time appoint such other officers, including one or more Vice Presidents, Assistant Treasurers, Assistant Clerks, Secretary of the Board and an Assistant Secretary of the Board as they deem wise, and may determine their respective powers, duties and terms of office.


No officer need be a stockholder or a Director except that the Chairman of the Board shall be a Director. The same person may hold more than one office, except that no person shall be both President and Clerk.

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Section 5.2 President and Chairman of the Board
-----------------------------------------------

The President shall be the Chief Executive Officer of the Corporation and, subject to the control and direction of the Directors, shall have general supervision and control of the business of the Corporation. He shall preside at all meetings of the stockholders at which he is present, and, if he is a Director, at all meetings of the Directors if there shall be no Chairman of the Board or in the absence of the Chairman of the Board.


If there shall be a Chairman of the Board, he shall make his counsel available to the other officers of the Corporation, and shall have such other duties and powers as may from time to time be conferred on him by the Directors. He shall preside at all meetings of the Directors at which he is present, and, in the absence of the President, at all meetings of stockholders


Section 5.3 Treasurer and Assistant Treasurer
---------------------------------------------

The Treasurer shall have the custody of the funds and valuable books and papers of the Corporation, except such as are directed by these By-Laws to be kept by the Clerk or by the Secretary of the Board. He shall perform all other duties usually incident to his office, and shall be at all times subject to the control and direction of the Directors. If required by the Directors, he shall give bond in such form and amount and with such sureties as shall be determined by the Directors.


If the Treasurer is absent or unavailable, any Assistant Treasurer shall have the duties and powers of Treasurer and shall have such further duties and powers as the Directors shall from time to time determine.


Section 5.4 Clerk and Assistant Clerk
-------------------------------------

If the Corporation shall not have a resident agent appointed pursuant to law, the Clerk shall be a resident of the Commonwealth of Massachusetts. The Clerk shall record all proceedings of the stockholders in a book to be kept therefor. In case a Secretary of the Board is not elected, the Clerk shall also record all proceedings of the Directors in a book to be kept therefor.


If the Corporation shall not have a transfer agent, the Clerk shall also keep or cause to be kept the stock and transfer records of the Corporation, which shall contain the names of all stockholders and the record address and the amount of stock held by each.

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If the Clerk is absent or unavailable, any Assistant Clerk shall have the duties and powers of the Clerk and shall have such further duties and powers as the Directors shall from time to time determine.


Section 5.5 Secretary of the Board and Assistant Secretary
----------------------------------------------------------

If a Secretary of the Board is elected, he shall record all proceedings of the Directors in a book to be kept therefor.


If the Secretary of the Board is absent or unavailable, any Assistant Secretary shall have the duties and powers of the Secretary and shall have such further duties and powers as the Directors shall from time to time determine.


If no Secretary or Assistant Secretary has been elected, or if, having been elected, no Secretary or assistant Secretary is present at any meeting of the Directors, the clerk or an Assistant Clerk shall record the proceedings of the Directors.


Section 5.6 Temporary Clerk and Temporary Secretary
---------------------------------------------------

If no Clerk or Assistant Clerk shall he present at any meeting of the stockholders, or if no Secretary, Assistant Secretary, Clerk or Assistant Clerk shall be present at any meeting of the Directors, the person presiding at the meeting shall designate a Temporary Clerk or Secretary to perform the duties of Clerk or Secretary.


Section 5.7 Other Powers and Duties
-----------------------------------

Each officer shall, subject to these By-Laws and to the control and direction of the Directors, have in addition to the duties and powers specifically set forth in these By-Laws, such duties and powers as are customarily incident to his office and such additional duties and powers as the Directors may from time to time determine.

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                                   ARTICLE 6
                                   ---------
                     Resignations, Removals and Vacancies
                     ------------------------------------

Section 6.1 Resignations
------------------------

Any Director or officer may resign at any time by delivering his resignation in writing to the President or the Clerk or to a meeting of the Directors. Such resignations shall take effect at such time as is specified therein, or if no such time is so specified, then upon delivery thereof to the President or the Clerk or to a meeting of the Directors.


Section 6.2 Removals
--------------------

Directors, including Directors elected by the Directors to fill vacancies in the Board, may be removed with or without assignment of cause by vote of the holders of a majority of the shares entitled to vote in the election of Directors, provided that the Directors of a class elected by a particular class of stockholders may be removed only by the vote of the holders of a majority of the shares of the particular class of stockholders entitled to vote for the election of such Directors.


The Directors may terminate or modify the authority of any agent or employee. The Directors may remove any officer from office with or without assignment of cause by vote of a majority of the Directors then in office.


The Directors may by vote of a majority of the Directors then in office remove any Director for cause.


If cause is assigned for removal of any Director or officer, such Director or officer may be removed only after a reasonable notice and opportunity to be heard before the body proposing to remove him.


No Director or officer who resigns or is removed shall have any right to any compensation as such Director or officer for any period following his resignation or removal, or any right to damages on account of such removal whether his compensation be by the month or by the year or otherwise; provided, however. that the foregoing provision shall not prevent such Director or

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officer from obtaining damages for breach of any contract of employment legally binding upon the Corporation.


Section 6.3 Vacancies
---------------------

Any vacancy in the Board of Directors, including a vacancy resulting from an enlargement of the Board, may be filled by vote of a majority of the Directors then in office or, in the absence of such election by the Directors, by the stockholders at a meeting called for the purpose; provided, however, that any vacancy created by the stockholders may be filled by the stockholders at the same meeting at which such action was taken by them.


If the office of any officer becomes vacant, the Directors may choose or appoint a successor by vote of a majority of the Directors present at the meeting at which such choice or appointment is made.


Each such successor shall hold office for the unexpired term of his predecessor and until his successor shall be chosen or appointed and qualified, or until he sooner dies, resigns, is removed or becomes disqualified.



                                   ARTICLE 7
                                   ---------
                    Indemnification of Directors and Others
                    ---------------------------------------

Section 7.1 Definitions
-----------------------

For purposes of this Article 7:


(a) "Director/officer" means any person who is serving or has served as a Director, officer or employee of the Corporation appointed or elected by the Board of Directors or the stockholders of the Corporation. or any Director, officer or employee of the Corporation who is serving or has served at the request of the Corporation as a Director, officer, trustee, principal, partner, member of a committee, employee or other agent of any other organization, or in any capacity with respect to any employee benefit plan of the Corporation or any of its subsidiaries.

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(b) "Proceeding" means any action, suit or proceeding, whether civil, criminal, administrative or investigative, brought or threatened in or before any court, tribunal, administrative or legislative body or agency, and any claim which could be the subject of a Proceeding.


(c) "Expense" means any fine or penalty, and any liability fixed by a judgment, order, decree or award in a Proceeding, any amount reasonably paid in settlement of a Proceeding and any professional fees and other disbursements reasonably incurred in connection with a Proceeding. The term "Expense" shall include any taxes or penalties imposed on a Director/officer with respect to any employee benefit plan of the Corporation or any of its subsidiaries.


Section 7.2 Right to Indemnification
------------------------------------


Except as limited by law or as provided in Sections 7.3 and 7.4 of this Article 7, each Director/ officer (and his heirs and personal representatives) shall be indemnified by the Corporation against any Expense incurred by him in connection with each Proceeding in which he is involved as a result of his serving or having served as a Director/Officer.


Section 7.3 Indemnification not Available
-----------------------------------------

No indemnification shall be provided to a Director/officer with respect to a Proceeding as to which it shall have been adjudicated that he did not act in good faith in the reasonable belief that his action was in the best interests of the Corporation, or, to the extent that such Proceeding relates to service with respect to an employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan.


Section 7.4 Compromise or Settlement
------------------------------------

In the event that a Proceeding is compromised or settled so as to impose any liability or obligation on a Director/officer or upon the Corporation, no indemnification shall be provided as to said Director/officer with respect to such Proceeding if it is determined (i) by a majority of the disinterested Directors then in office or (ii) in the absence of any disinterested Directors or at the request of a majority of the disinterested Directors, by the holders of a majority of the outstanding stock entitled to vote for Directors. voting as a single class, exclusive of any stock owned by any interested Director/officer, that with respect to the matter involved in such Proceeding

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said Director/officer did not act in good faith in the reasonable belief that his action was in the best interest of the Corporation or, to the extent that such Proceeding relates to service with respect to an employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan. In lieu of submitting the question to a vote of disinterested Directors or stockholders, as provided above, the Corporation may deny indemnification to said Director/ officer with respect to such Proceeding, if there has been obtained at the request of a majority of the Directors then in office, an opinion in writing of independent legal counsel, other than counsel to the Corporation, to the effect that said Director/officer did not act in good faith in the reasonable belief that his action was in the best interests of the Corporation or, to the extent that such Proceeding relates to service with respect to an employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan.


Section 7.5 Advances
--------------------

The Corporation shall pay sums on account of indemnification in advance of a final disposition of a Proceeding upon receipt of an undertaking by the Director/officer to repay such sums if it is subsequently established that he is not entitled to indemnification pursuant to Sections 7.3 and 7.4 hereof, which undertaking may be accepted without reference to the financial ability of such person to make repayment.


Section 7.6 Not Exclusive
-------------------------

Nothing in this Article 7 shall limit any lawful rights to indemnification existing independently of this Article 7.


Section 7.7 Insurance
---------------------

The provisions of this Article 7 shall not limit the power of the Board of Directors to authorize the purchase and maintenance of insurance on behalf of any Director/officer against any liability incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under this Article 7.

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Section 7.8 Amendment
---------------------

The provisions of this Article may be amended or repealed by the stockholders; however, no amendment or repeal of such provisions which adversely affects the rights of a Director/officer under this Article with respect to his acts or omissions prior to such amendment or repeal shall apply to him without his consent.



                                   ARTICLE 8
                                   ---------
                                     Stock
                                     -----


Section 8.1 Stock Authorized
----------------------------

The total number of shares and the par value, if any, of each class of stock which the Corporation is authorized to issue, and if more than one class is authorized, the descriptions, preferences, voting powers, qualifications and special and relative rights and privileges as to each class and any series thereof, shall be as stated in the Articles of Organization.


Section 8.2 Issue of Authorized Unissued Capital Stock
------------------------------------------------------

Any unissued capital stock from time to time authorized under the Articles of Organization and Amendments thereto may be issued, and any shares of capital stock restored to the status of authorized but unissued stock may be reissued, by vote of the Directors. No stock shall be issued unless the cash, so far as due, or the property, services or expenses for which it was authorized to be issued, has been actually received or incurred by, or conveyed or rendered to, the Corporation, or is in its possession as surplus.


Section 8.3 Certificates of Stock
---------------------------------

Each stockholder shall be entitled to a certificate in such form as may be prescribed from time to time by the Directors or stockholders. stating the number and the class and the designation of the series, if any, of the shares held by him. Such certificates shall be signed by the President or a Vice President and by the Treasurer or an Assistant Treasurer. Such signatures may be facsimiles if the certificate is signed by a transfer agent. or by a registrar, other than a Director,

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officer or employee of the Corporation. In case any officer who has signed or whose facsimile signature has been placed on such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer at the time of its issue.


Every certificate issued by the Corporation for shares of stock at a time when such shares are subject to any restriction on transfer pursuant to the Articles of Organization, the By-Laws or any agreement to which the Corporation is a party shall have the restriction noted conspicuously on the certificate and shall also set forth on the face or back of the certificate either the full text of the restriction, or a statement of the existence of such restriction and a statement that the Corporation will furnish a copy thereof to the holder of such certificate upon written request and without charge.


Every stock certificate issued by the Corporation at a time when it is authorized to issue more than one class or series of stock shall set forth upon the face or back of the certificate either the full text of the preferences, voting powers, qualifications and special and relative rights of the shares of each class and series, if any, authorized to be issued, as set forth in the Articles of Organization, or a statement of the existence of such preferences, powers, qualifications and rights and a statement that the Corporation will furnish a copy thereof to the holder of such certificate upon written request and without charge.


Section 8.4 Replacement Certificate
-----------------------------------

In case of the alleged loss or destruction or the mutilation of a certificate of stock, a new certificate may be issued in place thereof, upon such conditions as the Directors may determine.


Section 8.5 Transfers
---------------------

Subject to the restrictions, if any, imposed by the Articles of Organization, the By-Laws or any agreement to which the Corporation is a party, shares of stock shall be transferred on the books of the Corporation only by the surrender to the Corporation or its transfer agent of the certificate representing such shares properly endorsed or accompanied by a written assignment of such shares or by a written power of attorney to sell, assign or transfer such shares, properly executed, with necessary transfer stamps affixed. and with such proof that the endorsement, assignment or

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power of attorney is genuine and effective as the Corporation or its transfer agent may reasonably require. Except as may otherwise be required by law, the Corporation shall be entitled to treat the record holder of stock as shown on its books as the owner of such stock for all purposes, including the payment of dividends and the right to vote with respect thereto, regardless of any transfer, pledge or other disposition of such stock, until the shares have been transferred on the books of the Corporation in accordance with the requirements of these By-Laws. It shall be the duty of each stockholder to notify the Corporation of his post office address.


Section 8.6 Record Date
-----------------------

The Directors may fix in advance a time, which shall be not more than sixty (60) days before the date of any meeting of stockholders or the date for the payment of any dividend or the making of any distribution to stockholders or the last day on which the consent or dissent of stockholders may be effectively expressed for any purpose, as the record date for determining the stockholders having the right to notice of and to vote at such meeting and any adjournment thereof or the right to receive such dividend or distribution or the right to give such consent or dissent, and in such case only stockholders of record on such date shall have such right, notwithstanding any transfer of stock on the books of the Corporation after the record date; or without fixing such record date the Directors may for any such purposes close the transfer books for all or any part of such period.


If no record date is fixed and the transfer books are not closed:


(1) The record date for determining stockholders having the right to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given.


(2) The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors acts with respect thereto,

________________________________________________________________________________
Benthos, Inc.                                                                 16
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8 March 1994                                          By-Laws of the Corporation
--------------------------------------------------------------------------------


                                   ARTICLE 9
                                   ---------
                           Miscellaneous Provisions
                           ------------------------

Section 9.1 Execution of Papers
-------------------------------

All deeds, leases, transfers, contracts, bonds, notes, releases, checks, drafts ad other obligations authorized to be executed on behalf of the Corporation shall be signed by the President or the Treasurer except as the Directors may generally or in particular cases otherwise determine.


Section 9.2 Voting of Securities
--------------------------------

Except as the Directors may generally or in particular cases otherwise determine, the President or the Treasurer may, on behalf of the Corporation (i) waive Notice of any meeting of stockholders or shareholders of any other corporation, or of any association, trust or firm, of which any securities are held by this Corporation; (ii) appoint any person or persons to act as proxy or attorney-in-fact for the Corporation, with or without substitution, at any such meeting; and (iii) execute instruments of Consent to stockholder or shareholder action taken without a meeting.


Section 9.3 Corporate Seal
--------------------------

The seal of the Corporation shall be a circular die with the name of the Corporation, the word "Massachusetts" and the year of its incorporation cut or engraved thereon, or shall be in such other form as the Board of Directors or the stockholders may from time to time determine.


Section 9.4 Corporate Records
-----------------------------

The original, or attested copies, of the Articles of Organization, By-Laws, and the records of all meetings of incorporators and stockholders, and the stock and transfer records, which shall contain the names of all stockholders and the record address and the amount of stock held by each. shall be kept in Massachusetts for inspection by the stockholders at the principal office of the Corporation or at an office of the Clerk, or if the Corporation shall have a transfer agent or a resident agent, at an office of either of them. Said copies and records need not all be kept in the same office.

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Benthos, Inc.                                                                 17
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8 March 1994                                          By-Laws of the Corporation
--------------------------------------------------------------------------------


                                  ARTICLE 10
                                  ----------
                                  Amendments
                                  ----------

These By-Laws may at any time be amended or repealed by vote of the Stockholders or, if permitted by the Articles of Organization, may be amended or repealed by vote of a majority of the Directors then in office except that no amendment may be made by the directors which alters provisions of these By-Laws with respect to the removal of Directors, indemnification of Directors and officers or amendment of these By-Laws. Notice of the substance of any proposed amendment or repeal shall be stated in the Notice of any meeting of the stockholders called for the purpose of proposing such amendment or repeal.


Not later than the time of giving Notice of the meeting of stockholders next following the making, amending or repealing by the Directors of any By-Law, notice thereof stating the substance of such change shall be given to all stockholders entitled to vote on amending the By-Laws.

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Benthos, Inc.                                                                 18